UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2012

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	001-13836	98-0390500
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

A Special General Meeting of Shareholders of Tyco International Ltd. (the “Company”) was concluded on September 17, 2012 in Schaffhausen, Switzerland. At the meeting, the holders of 363,014,339 registered shares of the Company’s common stock were represented in person or by proxy, constituting a quorum. At the meeting, shareholders voted on the following proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 3, 2012. The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal No. 1 – Approval of a Special Dividend in Kind for ADT

Proposal No. 1 was a management proposal to approve a special dividend in kind to each Tyco shareholder of common stock of The ADT Corporation, a wholly-owned subsidiary formed to hold the Company’s North American residential and small business security business. This proposal was approved by the requisite vote.

For	Against	Abstain
362,326,428	179,281	508,630

Proposal No. 2 – Approval of a Special Dividend in Kind for Tyco Flow Control

Proposal No. 2 was a management proposal to approve a special dividend in kind to each Tyco shareholder of common stock of Tyco Flow Control International, Ltd., a wholly-owned subsidiary formed to hold the Company’s flow control business. This proposal was approved by the requisite vote.

For	Against	Abstain
362,313,869	183,293	517,177

Proposal No. 3 – Election of the Board of Directors

Proposal No. 3 was the election of two nominees to the Board of Directors, which elections would be effective as of and subject to the completion of the distributions described in Proposals No. 1 and 2 above. The following individuals were elected to serve on the Board of Directors until the next annual general meeting of shareholders.

Name	For	Withhold
George R. Oliver	362,043,622	970,717
Frank M. Drendel	361,610,970	1,403,369

Proposal No. 4 – Approval of Ordinary Cash Dividends

Proposal No. 4 was a management proposal to pay an ordinary cash dividend in the aggregate amount of $0.30 per share out of the Company’s qualifying capital contribution reserve in two equal quarterly payments of $0.15 on November 15, 2012 and February 20, 2013. This proposal was approved by the requisite vote.

For	Against	Abstain
362,604,795	114,243	295,301

Proposal No. 5 – Approval of the Tyco International Ltd. 2012 Stock and Incentive Plan.

Proposal No. 5 was a management proposal to replace the Company’s existing stock and incentive plan with the 2012 Stock and Incentive Plan. This proposal was approved by the requisite vote.

For	Against	Abstain
330,941,355	31,508,621	564,363

Item 7.01	Regulation FD Disclosure.

On September 17, 2012, the Company issued a press release reporting the results of the special general meeting of shareholders and updating its previously issued fiscal fourth quarter guidance. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Exhibits

Exhibit No.	Description
99.1	Press Release issued September 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD. (Registrant)

By:	/s/ John S. Jenkins, Jr.
John S. Jenkins, Jr. Vice-President and Corporate Secretary

Date: 9/17/12